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                                                                 EXHIBIT 10.77.1
                       AMENDMENT NO. 1 TO LOAN AGREEMENT

     THIS AMENDMENT NO. 1 TO LOAN AGREEMENT is made as of the __day of _________, 1999, by and between GENERAL ELECTRIC CAPITAL CORPORATION ("Lender") and TARRANT APPAREL GROUP ("Borrower").

     The parties have heretofore entered into that certain Loan Agreement dated as of ___, 1999 (the "Agreement"), and desire to amend the Agreement as hereinafter set forth. Capitalized terms used herein without definition shall have the meaning given them in the Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  The Agreement is hereby amended as follows:

         (a) Section 1 (d) of the Agreement is hereby amended by deleting the reference to "Administration Trust Agreement number F/172 dated August 26, 1999" therein and inserting the following in lieu thereof:

                "Irrevocable Guaranty Trust Agreement number F/172 dated August 26, 1999".

         (b) Section 1 (d) of the Agreement is further amended by deleting the last clause of the last sentence thereof and replacing it with the following:

              "shall govern the resolution of any dispute, other than one arising under the Mexican or Spanish language loan documentation".

         (c) Section 2(j) of the Agreement is hereby amended by deleting the words "Borrower and/or" at the beginning thereof.

         (d) Section 8(b) of the Agreement is hereby amended by deleting the first reference to "Borrower" in the third (3rd) line thereof and inserting the word "debtor" in lieu thereof.

     2. Except as expressly set forth herein, the terms and conditions of the Agreement remain unmodified and in full force and effect.

     3. THIS AMENDMENT NO. 1 TO LOAN AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Loan Agreement to be executed as of the date first above set forth.

                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By:     /s/ Joseph P. Cunningham
                                           ------------------------
                                   Name:   Joseph P. Cunningham
                                           ------------------------
                                   Title:  Sr. Risk Analyst
                                           ----------------

                                   TARRANT APPAREL GROUP

                                   By:     /s/ Patrick Chow
                                           ----------------
                                   Name:   Patrick Chow
                                           ------------------------
                                   Title:  Treasurer
                                           ------------------------